UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported)
January 20, 2011 (January 17, 2011)
THE SHAW GROUP INC.
(Exact name of registrant as specified in its charter)

Louisiana	1-12227	72-1106167
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4171 Essen Lane, Baton Rouge, Louisiana 70809
(Address of principal executive offices and zip code)
(225) 932-2500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management
Item 5.07. Submission of Matters to a Vote of Security Holders.
     On January 17, 2011, at the 2011 Annual Meeting of Shareholders (the “Annual Meeting”) of The Shaw Group Inc. (the “Company”), upon recommendation of the Board of Directors of the Company (the “Board”), the shareholders approved the Second Amendment (the “Second Amendment”) to The Shaw Group Inc. 2008 Omnibus Incentive Plan (“the Plan”). The complete text of the Second Amendment is on page I-1 of the definitive Proxy Statement for the Annual Meeting that was filed with the Securities and Exchange Commission on December 17, 2010, on Form DEF 14A (the “2011 Proxy Statement”), which is incorporated by reference herein. The First Amendment to the Plan adopted by the Compensation Committee of the Board on October 26, 2010 (the “First Amendment,” and together with the Second Amendment, the “Amendments”), are filed with this Current Report on Form 8-K and incorporated by reference herein as Exhibits 10.1 and 10.2. The Plan was filed as Exhibit 10.8 to Registrant’s Quarterly Report on Form 10-Q for the period ended February 28, 2009, and is incorporated herein by reference. Exhibit descriptions of the Amendments and the Plan are qualified in their entirety by reference to the full text of the Amendments and the Plan.
     As of the record date for the Annual Meeting, December 14, 2010, there were 85,029,477 shares of common stock outstanding and entitled to vote, of which the holders of 67,820,065 shares of common stock were represented in person or by proxy at the Annual Meeting. Matters approved at the Annual Meeting were the: (i) election of the eight nominees to the Board set forth in the 2011 Proxy Statement; (ii) ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2011; and (iii) authorization of additional shares for distribution under the Plan by approval of the Second Amendment.
     The voting shareholders elected the ten nominees set forth in the 2010 Proxy Statement to the Board of Directors with the following affirmative votes and votes withheld:

Director	Affirmative Votes	Withheld Votes	Broker Non-Votes
J.M. Bernhard, Jr.	54,217,561	8,124,497	0
James F. Barker	52,466,021	9,876,037	0
Thos. E. Capps	59,401,971	2,940,087	0
Daniel A. Hoffler	53,565,588	8,776,470	0
David W. Hoyle	57,784,125	4,557,933	0
Michael J. Mancuso	55,937,484	6,404,574	0
Albert D. McAlister	51,920,442	10,421,616	0
Stephen R. Tritch	59,295,081	3,046,977	0
***
     The voting shareholders also approved the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2011.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes	Total
64,946,563	1,634,628	1,238,874	—	67,820,065
     There were no broker non-votes with respect to the ratification of the Company’s independent registered public accounting firm.
***
     The voting shareholders also approved the Second Amendment. Votes cast with respect to the approval of the Amendment were as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes	Total
43,219,413	19,010,403	42,076	5,548,173	67,820,065
Item 9.01 Financial Statements and Exhibits

     (d) Exhibits
     The following exhibits are filed as part of this Report:

Exhibit
Number	Description

10.1	First Amendment to The Shaw Group Inc. 2008 Omnibus Incentive Plan

10.2	Second Amendment to The Shaw Group Inc. 2008 Omnibus Incentive Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 20, 2011	THE SHAW GROUP INC.
	By:	/s/ John Donofrio
John Donofrio
Executive Vice President, General Counsel, and Corporate Secretary

THE SHAW GROUP INC.
EXHIBIT INDEX
Form 8-K
January 20, 2011 (January 17, 2011)

Exhibit No.	Description

10.1	First Amendment to The Shaw Group Inc. 2008 Omnibus Incentive Plan

10.2	Second Amendment to The Shaw Group Inc. 2008 Omnibus Incentive Plan